Principal Variable Contracts Funds, Inc.
Supplement dated October 17, 2019
to the Prospectus dated May 1, 2019
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Bryan C. Davis (since 2019)

•	Zach Gassmann (since 2019)

SUMMARY FOR SHORT-TERM INCOME ACCOUNT
In the Investment Advisor and Portfolio Managers section, remove Ryan P. McCann from the list of portfolio managers.

MANAGEMENT OF THE FUND
Delete references to Ryan P. McCann.
In The Manager and Advisor section, add the following to the alphabetical list of portfolio managers:
Bryan C. Davis has been with Principal® since 1993. He earned a bachelor’s degree in finance from the University of Iowa. Mr. Davis has earned the right to use the Chartered Financial Analyst designation.
Zach Gassmann has been with Principal® since 2007. He received a master’s degree in financial management from Drake University and a bachelor’s degree in accounting from Simpson College. Mr. Gassmann has earned the right to use the Chartered Financial Analyst designation.